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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2002

Bio-Technology General Corp.
(Exact name of issuer as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15313 (Commission File Number)	13-3033811 (IRS Employer Identification No.)
70 Wood Avenue South Iselin, New Jersey (Address of Principal Executive Offices)	08830 (Zip Code)

Registrant's telephone number, including area code: (732) 632-8800

None.
(Former address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Late in the day on Friday, October 4, 2002, KMPG LLP ("KPMG") notified Bio-Technology General Corp. (the "Company") that it resigned as the Company's independent auditors.

        On May 8, 2002, the Board of Directors dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged KPMG to serve as the Company's independent public accountants for 2002. The Company subsequently determined to restate its financial statements for the years ended December 31, 1999, 2000 and 2001 and engaged KPMG to reaudit the restated financial statements.

        During the Company's two most recent fiscal years ended December 31, 2000 and 2001, and through the date of this Form 8-K, there were no disagreements between the Company and Arthur Andersen, as previously disclosed or, since May 8, 2002, with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report. Except as described in the last paragraph of this Item 4, none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years ended December 31, 2000 and 2001 or through the date of this Form 8-K.

        The audit report of KPMG on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: (i) as discussed in Note 1k to the consolidated financial statements, the Company changed its method of revenue recognition for certain up-front nonrefundable fees in 2000, and (ii) as discussed in Note 2 to the consolidated financial statements, the Company has restated its consolidated financial statements for the years ended December 31, 1999, 2000 and 2001, which consolidated financial statements were previously audited by other independent auditors.

        The Company provided KPMG with a copy of this Form 8-K. Attached as Exhibit 16.1 to this Form 8-K is a copy of KPMG's letter, dated October 11, 2002, stating its agreement with the statements concerning KPMG.

        The Audit Committee of the Board of Directors of the Company is currently in the process of engaging a new independent public accounting firm for the Company.

        Attached as Exhibit 99.1 to this Form 8-K is a copy of the management letter dated October 2, 2002 delivered by KPMG to the Audit Committee of the Board of Directors of the Company. The management letter states that the Company's restatement of its financial statements for the years ended December 31, 1999, 2000 and 2001". .. indicates a significant need for the Company to employ additional technical accounting and financial reporting resources." The Company notes that with the exception of the non-recognition of compensation costs in connection with stock option modifications, the original accounting treatment of all other matters subsequently restated were discussed with and approved by the Audit Committee of the Company's Board of Directors and Arthur Andersen LLP, the Company's independent auditors at the time. The Company is in the process of seeking additional employees with technical accounting and financial reporting experience in light of KPMG's recommendation to enhance the Company's technical accounting and financial reporting resources. The management letter also stated that the Company's need for additional technical accounting and financial reporting resources ".. .was considered in determining the nature, timing, and extent of the audit tests applied in our audit of the consolidated financial statements for the years ended December 31, 2001, 2000 and 1999, and this report does not affect our report on these consolidated financial statements dated September 20, 2002." KPMG has not withdrawn its September 20, 2002 report on the Company's consolidated financial statements for the each of the years ended December 31, 1999, 2000 and 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  Financial Statements of Business Acquired.

          None.

  (b)
  Pro Forma Financial Information.

          None.

  (c)
  Exhibits.

16.1	Letter, dated October 11, 2002, from KPMG LLP to the Securities and Exchange Commission.
99.1	Letter, dated October 2, 2002, from KPMG LLP to the Audit Committee of the Board of Directors of Bio-Technology General Corp.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNOLOGY GENERAL CORP. (Registrant)
By:
/s/ JOHN BOND John Bond Senior Vice President-Finance

Dated: October 11, 2002

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  ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES